SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 1, 2007

                              WINTHROP REALTY TRUST
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

       001-06249                                         34-6513657
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4614
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

      On August 7, 2007, Winthrop Realty Trust (the "Trust") issued a press release announcing its financial results for the second quarter ended June 30, 2007. A copy of the release is furnished as Exhibit 99.1 to this Report on Form 8-K.

converted with respect to all earnings in excess of such amount. Pursuant to
99.1 attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

      On August 8, 2007, management of the Trust, in consultation with the Audit Committee of the Trust's Board of Trustees concluded that it needed to correct the Trust's previously reported net income per Common Share of Beneficial Interest- basic for the years ended December 31, 2006 and 2005. The error in the calculation of net income per Common Share of Beneficial Interest- basic as set forth in the Trust's audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2006 (the "2006 10-K") has no impact on the Trust's consolidated net income or comprehensive income, net income per Common Share of Beneficial Interest- diluted, consolidated balance sheet, consolidated statements of shareholders' equity and consolidated statements of cash flows, nor does it impact cash available for distribution or its debt covenants under its loan facility.

      The Trust determined that its prior calculations of basic net income per common share had not appropriately considered the provisions of EITF 03-06 with respect to the dividend participation rights of the Series B-1 preferred shares, and that net income per Common Share of Beneficial Interest - basic, should have been determined using the two-class method described in that pronouncement. The Trust previously corrected its net income per Common Share of Beneficial Interest-basic for the three months ended March 31, 2006 in its quarterly report for the three months ended March 31, 2007 and will provide corrected net income per Common Share of Beneficial Interest- basic amounts for the quarters ended June 30, 2006 and September 30, 2006 in its quarterly reports for the periods ending June 30, 2007 and September 30, 2007.

      The Trust reported net income per Common Share of Beneficial Interest-basic for the years ended December 31, 2006 and 2005 in the 2006 10-K without application of EITF 03-06, "Participating Securities and the Two Class Method under FASB Statement No. 128 Earnings Per Share". EITF 03-06 requires that the Trust apply its net income in its earnings per share calculation as if all net income were distributed. In particular, EITF 03-06 requires that when the Trust's income exceeds an amount which, if all income were distributed, would require the Trust to make additional dividends on account of the Series B-1 Preferred Shares, that the net income per Common Share of Beneficial Interest-basic calculation effectively assumes that the Series B-1 Preferred Shares were converted with respect to all earnings in excess of such amount. Pursuant to the terms of the Trust's Series B-1 Preferred Shares, at such time as the per share dividend on the Trust's Common Shares equals the dividend paid on the Series B-1 Preferred Shares, as converted, all additional dividends would be paid pro rata on the Common Shares and the Series B-1 Preferred Shares, as converted.

      With respect to the years ended December 31, 2006 and 2005, the effect of the application of EITF 03-06 to the Trust's net income per Common Share of Beneficial Interest- basic is as follows:

                                                                      Earnings per Common    Earnings per Common
                                                      Net Income          Share-basic           Share-diluted
                                                      ----------      -------------------    -------------------
2006
         As reported                                   $42,936               $0.92                  $0.71
         After Application of EITF 03-06               $42,936               $0.74                  $0.71
2005
         As reported                                   $23,621               $0.66                  $0.52
         After Application of EITF 03-06               $23,621               $0.52                  $0.52

      Management has further concluded that no modification to its Report on Internal Control Over Financial Reporting as presented in its 2006 10K is necessary.

      The Trust will file a Form 10-K/A for the year ended December 31, 2006 to correct the net income per Common Share of Beneficial Interest- basic in its financial statements for the years ended December 31, 2006 and 2005 and will provide corrected quarterly net income per Common Share of Beneficial Interest-basic amounts for both 2005 and 2006 in the unaudited quarterly results of operations footnote appearing in those financial statements. The Form 10K/A is expected to be filed shortly. Accordingly, previously reported amounts for net income per Common Share of Beneficial Interest-basic for these periods should no longer be relied upon.

      The Chairman of the Trust's Audit Committee and the Trust's President and Chief Financial Officer have discussed the matters disclosed in this filing with Deloitte & Touche LLP, the Trust's independent registered public accounting firm for the years ended December 31, 2006 and 2005.

      The Trust issued a press release on August 9, 2007 with respect to the foregoing, a copy of which is furnished as Exhibit 99.2 to this Report on Form 8-K.

Item 8.01.  Other Events.

      On August 1, 2007, Winthrop Realty Trust announced that its Board of Trustees had approved an increase in its quarterly dividend payable on its Common Shares to $.065 per share or $.26 per share on an annual basis. The increased dividend will be effective commencing with the dividend paid for the third quarter of 2007. A copy of the press release is furnished as Exhibit 99.3 to this Report on Form 8-K.


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

Item 9.01   Financial Statements and Exhibits.

      (c)   Exhibits

      99.1  Press Release dated August 7, 2007
      99.2  Press Release dated August 9, 2007
      99.3  Press Release dated August 1, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 9th day of August, 2007.

                                        WINTHROP REALTY TRUST


                                        By: /s/ Michael L. Ashner
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                                            Michael L. Ashner
                                            Chairman and Chief Executive Officer